THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Supplement dated June 17, 2016

PROSPECTUSES DATED MAY 1, 2016

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

GROUP COMBINATION ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

This Supplement amends certain information contained in the Prospectuses referenced above.

In the section titled, “Investment Options-Variable Options – Russell Investment Funds” in the Account A Individual Flexible Payment Variable Annuity and Fee-Based Prospectuses, the Account B Flexible Payment Variable Annuity and Fee Based Prospectuses, and the Account C Group Combination Annuity Prospectus; and, in the section titled “Investment Options – Russell Investment Funds” in the Account C Network Edition Prospectus, the following paragraph is amended to read as follows:

Russell Investment Funds The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated June 17, 2016.